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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 13, 1999


                                 COCENSYS, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



           0-20954                                        33-0538836
     (Commission File No.)                    (IRS Employer Identification No.)



                              213 TECHNOLOGY DRIVE
                                IRVINE, CA 92618
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (949) 753-6100

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ITEM 5. OTHER EVENTS.

     On July 13, 1999, CoCensys, Inc. (the "Company") received notification from the Nasdaq Stock Market that the Company's common stock would be deleted from the Nasdaq National Market (NMS) effective at the close of business on July 13, 1999. The Company's press release announcing the delisting is included herein as
Exhibit 99.1.


ITEM 7. EXHIBITS.


     99.1 Press Release, dated July 14, 1999 entitled "CoCensys Delisted From Nasdaq National Market."


                                       2.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       COCENSYS, INC.



Dated:  July 16, 1999                  By:   /s/ F. Richard Nichol, Ph.D.
                                           ------------------------------------
                                             F. RICHARD NICHOL, PH.D.
                                             CHAIRMAN, PRESIDENT AND CHIEF
                                             EXECUTIVE OFFICER


                                       3.
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                                INDEX TO EXHIBITS



     99.1 Press Release, dated July 14, 1999 entitled "CoCensys Delisted From Nasdaq National Market."


                                       4.